UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2019

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.
1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

333-173665	LG&E and KU Energy LLC (Exact name of Registrant as specified in its charter) (Kentucky) 220 West Main Street Louisville, KY 40202-1377 (502) 627-2000	20-0523163

1-2893	Louisville Gas and Electric Company (Exact name of Registrant as specified in its charter) (Kentucky) 220 West Main Street Louisville, KY 40202-1377 (502) 627-2000	61-0264150

1-3464	Kentucky Utilities Company (Exact name of Registrant as specified in its charter) (Kentucky and Virginia) One Quality Street Lexington, KY 40507-1462 (502) 627-2000	61-0247570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 – Other Events

Item 8.01 Other Events

Louisville Gas and Electric Company

On March 18, 2019, Louisville Gas and Electric Company (“LG&E”) entered into an underwriting agreement (the “LG&E Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC and MUFG Securities Americas Inc. as representatives of the several underwriters, relating to the offering and sale by LG&E of $400 million of 4.25% First Mortgage Bonds due 2049 (the “LG&E Bonds”). LG&E expects to issue the LG&E Bonds on or about April 1, 2019. The LG&E Bonds are due April 1, 2049, subject to early redemption. LG&E intends to use the net proceeds from the sale of the LG&E Bonds to repay short term debt, for the repayment of LG&E’s $200,000,000 term loan that matures October 2019 and for other general corporate purposes.

The LG&E Bonds were offered under LG&E’s Registration Statement on Form S-3 on file with the Securities and Exchange Commission (Registration No. 333-223142-02).

A copy of the LG&E Underwriting Agreement is attached as Exhibit 1(a) to this report and incorporated herein by reference.

Kentucky Utilities Company

On March 18, 2019, Kentucky Utilities Company (“KU”) entered into an underwriting agreement (the “KU Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC and MUFG Securities Americas Inc., as representatives of the several underwriters, relating to the offering and sale by KU of $300 million of 4.375% First Mortgage Bonds due 2045 (the “KU Bonds”). The KU Bonds are due October 1, 2045, subject to early redemption. KU intends to use the net proceeds from the sale of the KU Bonds to repay short term debt, including commercial paper, and for other general corporate purposes.

KU expects to issue the KU Bonds on or about April 1, 2019. The KU Bonds will be part of the same series of bonds as the $250,000,000 aggregate principal amount of KU’s 4.375% First Mortgage Bonds due 2045 originally issued by KU in 2015.

The KU Bonds were offered under KU’s Registration Statement on Form S-3 on file with the Securities and Exchange Commission (Registration Statement No. 333-223142-01).

A copy of the KU Underwriting Agreement is attached as Exhibit 1(b) to this report and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Exhibits

	1(a)	Underwriting Agreement, dated March 18, 2019, among Louisville Gas and Electric Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC and MUFG Securities Americas Inc., as representatives of the several underwriters named therein.

	1(b)	Underwriting Agreement, dated March 18, 2019, among Kentucky Utilities Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC and MUFG Securities Americas Inc., as representatives of the several underwriters named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers
Vice President and Controller

LG&E AND KU ENERGY LLC

By:	/s/ Daniel K. Arbough
Daniel K. Arbough
Treasurer

LOUISVILLE GAS AND ELECTRIC COMPANY

By:	/s/ Daniel K. Arbough
Daniel K. Arbough
Treasurer

KENTUCKY UTILITIES COMPANY

By:	/s/ Daniel K. Arbough
Daniel K. Arbough
Treasurer

Dated: March 18, 2019